UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54658	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA 95687

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 17, 2018, Magellan Gold Corporation, a Nevada corporation (the “Company”), through its Mexican subsidiary MINERALES VANE 2, S.A. DE C.V., entered into an Agreement For Exploration with INGENIEROS MINEROS, S.A. DE C.V. (the “Agreement”). The Agreement was amended on July 20, 2018 (the “Amendment”) in order to comply with new Mexican legislation. Information regarding the Agreement is set forth in Item 7.01 below and a copy of the Agreement and the Amendment are filed herewith as Exhibits 10.1 and 10.2 respectively.

ITEM 7.01	REGULATION FD DISCLOSURE

On August 13, 2018, the Company issued a press release announcing it has entered into an agreement giving it the right to acquire the El Dorado Gold-Silver Property, a 50 hectare mining concession located near the village of Las Minitas, which lies 50 kilometers south of Magellan’s SDA Flotation Plant at Acaponeta, Nayarit State. Magellan intends to advance El Dorado towards production as a matter of priority. It has initiated permitting and is in the process of selecting an underground mining contractor. The project has excellent road and rail infrastructure, and the Company plans to truck the ore from El Dorado to the SDA Plant for processing. El Dorado is situated within a district of epithermal vein systems from which historic mining produced high grades. A copy of the Press Release is filed herewith as Exhibit 99.1.

Commencement of mining will depend on satisfying a number of conditions, the most important of which include obtaining environmental and blasting permits, selecting and mobilizing a mining contractor and procuring financing. An access and land use agreement with the local ejido already is in place. Once development begins, ore will be quickly accessible with a minimal amount of underground development. Ore will be sourced initially from the shallow, upper portions of the mineralized veins.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, The Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Item	Title

10.1	Agreement For Exploration
10.2	Amendment to Agreement for Exploration
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: August 17, 2018	By: /s/ W. Pierce Carson W. Pierce Carson, President